SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported) June 14, 2004

TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	52-1981922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)

Registrant’s telephone number, including area code (305) 856-3200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

      Not applicable

     (b) Pro Forma Financial Information.

      Not applicable

     (c) Exhibits.

99.1	Press Release of Terremark Worldwide, Inc. – June 14, 2004.

Item 12. Other Events and Regulation FD Disclosure.

     On June 14, 2004, Terremark Worldwide, Inc. (the “Company”) issued a press release announcing that it will join the Russell 2000 Index when the broad-market index is reconstituted on June 25. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit 99.1 attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: June 14, 2004	By:	/s/ Jose Segrera
		Name:	Jose Segrera
		Title:	Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title
99.1	Press Release of Terremark Worldwide, Inc. – June 14, 2004

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